UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2019

PetMed Express, Inc. (Exact name of registrant as specified in its charter)

Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Congress Avenue Delray Beach, FL 33445
(Address of principal executive offices) (Zip Code)

(561) 526-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2019, PetMed Express, Inc. (the “Company”), based on the Compensation Committee of the Board of Directors (“Committee”) recommendation and the Board of Directors’ (“Board”) approval that the Company amend the existing executive employment agreement (the “Executive Employment Agreement”) of Menderes Akdag, the Company’s President and Chief Executive Officer, entered into Amendment No. 5a to the Executive Employment Agreement with Mr. Akdag (“Agreement”). Mr. Akdag’s Executive Employment Agreement was set to expire on March 16, 2019 pursuant to Amendment No. 5 to the Executive Employment Agreement. With the intent to enter into amendment Nno. 6 to the Executive Employment Agreement, the Committee has been working with a nationally recognized compensation consulting firm to ensure executive pay to the Chief Executive Officer of the Company is consistent with a selected peer group and contains appropriate performance bench marks. Currently the report from the compensation consulting firm has been received and analyzed, and the Chairman of the Board has presented the results to and is currently negotiating with the Chief Executive Officer to agree to final terms that will be acceptable to all parties, subject to final Board approval. The Agreement amends certain provisions of the Executive Employment Agreement as follows: the term of the Executive Employment Agreement is extended until May 13, 2019, commencing on March 16, 2019; and Mr. Akdag’s salary will remain $600,000 per year throughout the term of the Agreement.

Item 9.01        Financial Statements and Exhibits.

(c)	Exhibits.

10.1 – Amendment No. 5a to Executive Employment Agreement dated March 15, 2019 and effective March 16, 2019 between the Company and Menderes Akdag.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2019

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 5a to Executive Employment Agreement dated March 15, 2019 and effective March 16, 2019 between the Company and Menderes Akdag.